Exhibit 99.1

NEXIXUS LIGHTING

NEXIXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

November 2009

NEXIXUS LIGHTING

NEXIXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Safe Harbor Statement

NEXIXUS LIGHTING

Certain statements contained in this presentation are forward- looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Nexxus Lighting’s filings under the Securities Exchange Act for factors that could cause actual results to differ materially. Nexxus Lighting undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward- looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXIXUS LIGHTING

NEXIXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Company Overview

A leading provider of advanced lighting solutions, including LED lighting and fiber optic lighting

Corporate Facts Focus

Headquartered in Charlotte, NC Markets

63 employees Commercial / Architectural

2008 40% Growth Retrofit / Energy Saving Renovations

– Revenue of $14.2m, vs. $10.2m in 2007 Sign Lighting

36 issued, 38 pending patents Pool and spa lighting

Distribution: Technology

– North America:

111 commercial lighting agencies High volume white light

– International: High performance color lighting

68 distributors serving 46 countries

Specialty white light 3

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXIXUS LIGHTING

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Broad, Innovative Portfolio

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

ARRAY LIGHTING

LUMIFICIENT TM

A NEXIXUS LIGHTING COMPANY

NEXIXUSTM

LIGHTING POOL & SPA LIGHTING DIVISION

NEXIXUSTM LIGHTING

COMMERCIAL LIGHTING DIVISION

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Representative Applications / Installations

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Installations

SIGNATURE AUDIO

VERIZON WIRELESS

THE WIRELESS NETWORK/PREMIUM RETAILER

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Representative Applications / Installations

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Key Industry Trends

Technology innovation / declining LED costs driving demand

– Lighting Industry is embracing LED as the next great light source

LightFair 2009 – “The Great Awakening”

Energy efficiency and regulatory influence

– Lighting is the single largest Electrical Load in the US

– California Lighting Technology Center

– Stimulus Act of 2009 provides $16.8 billion for DOE programs to promote energy efficiency

– 2007 U.S. Energy Act: All new bulbs must use 25% to 30% less energy than incandescent starting in 2012

– Time of Use Rate Structures & Critical Peak Pricing by Utilities will dramatically increase the costs of energy as demand on our existing energy load continues to rise

SDGE Tariff for Critical Peak Pricing Days can exceed $1.0 /KWH!

– The largest opportunity for customers is to conserve

– Largest opportunity for conservations is LED lighting

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Nexxus Advantage

36 Issued Patents – 38 Combined Patents Pending Globally

Superior Design and Thermal Management

Selective Heat Sink™ (SHS) method and a large array of low current / high efficacy LEDs

– Enables achievement of higher performance in a much smaller package

LED trade secrets

– Array die and phosphor package design

– Line voltage and dimming control programming

– Assembly methodology

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Array 2009 Product Family Launch

ARRAY LIGHTING

ARRAY LIGHTING

OFFICIAL LAUNCH ANNOUNCEMENT

Superior Design and Performance

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Array Lighting Advantage

Highest efficacy LED lamp in the market

20% more lumens per watt than competitive products

75% maintained vs. initial lumens at 50,000 hours

Lightest weight LED lamp line in the industry

– No large, clunky aluminum heat sinks, fins or housing

Automated manufacturing

– No hand soldering / screws

All lamp types dimmable on standard commercial dimmers

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ARRAY PAR30

8.0 WATT OR 6.0 WATT

3.0 WATT

3.0 WATT

1.2 WATT

ARRAY MR16

ARRAY GU10

ARRAY PAR16

ARRAY G4

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Summer 2009 Introductions

o 230V 50 Hz Par 30-7 Offering

o Par 30-7 25° Beam Spread Narrow Optics

o MR16 / Par 16 25° Beam Spread Narrow Optics

Target Industry Case Studies - Speaking Their Language

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Energy savings à la carte

Environmental Advantage

Bottom Line Profit Improvement

Hotel Industry + Array

Five Star Energy Savings.

Reduce Maintenance Costs.

Hotel Case Study

In Terms the Customer Understands

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Display Your Savings.

Best of Both Worlds.

Retail Industry + Array

Retail Case Study

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The Results Speak For Themselves

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

The Industry is Taking Note

Nexxus Growth Strategy

- Rapidly Ramp New Array Lighting Brand
  - Broad Praise at LightFair 2009 – May
    - NY Times and AP Coverage
  - Growing Pipeline of RFQ / National Account Opportunities
  - On-Line Distribution Expansion
  - New Narrow Optics – Available Now
- Expand White Light LED Product Portfolio
  - Continued R&D and New Product Development of Selective Heat Sink Technology
  - New Lumificient Products – Hyperion Accent / R2 Series
  - Detailed Product Road Map for 2009-2010
- Capitalize on the Opportunities in our Target Markets
  - Retail / Hospitality (Hotels / Casinos) / Restaurants
  - ESCO's / Utilities / Municipalities

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CONNECTING ADVANCED TECHNOLOGY WITH LIGHT